UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2006

PANAMSAT HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32456	20-1728720
(Commission File Number)	(IRS Employer Identification No.)

20 Westport Road, Wilton, Connecticut 06897
(Address of Principal Executive Offices) (Zip Code)

(203) 210-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 19, 2006, PanAmSat Holding Corporation (the “Company”) issued a press release concerning the pricing of $575 million of senior notes due 2016 of its subsidiary, PanAmSat Corporation, in connection with the acquisition of the Company by Intelsat (Bermuda), Ltd., a subsidiary of Intelsat, Ltd. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 20, 2006, the Company also issued a press release announcing that the Federal Communications Commission has approved the above-referenced acquisition of the Company. A copy of the press release relating to such announcement, dated June 20 2006, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

99.1                         Press Release dated June 19, 2006

99.2                         Press Release dated June 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMSAT HOLDING CORPORATION
(Registrant)

Date: June 20, 2006

/s/ James W. Cuminale
Name: James W. Cuminale
Title: Executive Vice President, Corporate Development,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated June 19, 2006
99.2	Press Release, dated June 20, 2006